Exhibit 23.1
                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement of AOL Time Warner Inc. on Form S-8 pertaining to the America Online, Inc. Incentive Stock Option Plan (Restatement), the America Online, Inc. 1987 Stock Incentive Plan, the Booklink Technologies, Inc. 1994 Stock Option Plan, the Medior, Inc. 1993 Stock Plan, the Johnson-Grace Company 1995 Stock Option Plan, the Personal Library Software, Inc. 1988 Nonqualified Stock Option Plan, the Netchannel Inc. 1997 Stock Option Plan, the Personalogic, Inc. (Formerly Consumers Edge, Inc.) 1996 Stock Plan, the Atweb, Inc. 1997 Stock Plan, the Netscape Communications Corporation 1994 Stock Option Plan, the Netscape Communications Corporation 1995 Stock Plan, the Netscape Communications Corporation 1998 Stock Option Plan, the Collabra Software, Inc. 1993 Incentive Stock Plan, the Digital Style Corporation 1995 Stock Option/Stock Issuance Plan, the Kiva Software Corporation 1995 Stock Option Plan, the When Inc. 1998 Stock Plan, the Moviefone, Inc. 1994 Stock Option Plan, the Spinner Networks Incorporated 1997 Stock Plan, the Aiki Corporation 1997 Stock Incentive Plan, the Tegic Communications, Inc. 1988 Director Stock Option Plan, the Option Assumption Agreement Between AOL Time Warner Inc. and Robert D. Lord, the MapQuest.com, Inc. 1999 Stock Plan, the MapQuest.com, Inc. 1995 Stock Option Plan, the LocalEyes Corporation 1999 Stock Option Plan, the Quackware, Inc. 1999 Stock Compensation Program, the Qauckware, Inc. Non-Qualified Stock Option Agreements and the Andgit Corporation 1999 Stock Plan of our report dated July 20, 2000, with respect to the consolidated financial statements of America Online, Inc. included in its Annual Report (Form 10-K) for the year ended June 30, 2000, filed with the Securities and Exchange Commission.

                                                          /s/ Ernst & Young LLP

McLean, Virginia
January 8, 2001




                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement of AOL Time Warner Inc. on Form S-8 pertaining to the American Online, Inc. Incentive Stock Option Plan (Restatement), the America Online, Inc. 1987 Stock Incentive Plan, Booklink Technologies, Inc. 1994 Stock Option Plan, the Medior, Inc. 1993 Stock Plan, the Johnson-Grace Company 1995 Stock Option Plan, the Personal Library Software, Inc. 1988 Nonqualified Stock Option Plan, the Netchannel Inc. 1997 Stock Option Plan, the Personalogic, Inc. (Formerly Consumers Edge, Inc.) 1996 Stock Plan, the Atweb, Inc. 1997 Stock Plan, the Netscape Communications Corporation 1994 Stock Option Plan, the Netscape Communications Corporation 1995 Stock Plan, the Netscape Communications Corporation 1998 Stock Option Plan, the Collabra Software, Inc. 1993 Incentive Stock Plan, the Digital Style Corporation 1995 Stock Option/Stock Issuance Plan, the Kiva Software Corporation 1995 Stock Option Plan, the When Inc. 1998 Stock Plan, the Moviefone, Inc. 1994 Stock Option Plan, the Spinner Networks Incorporated 1997 Stock Plan, the Aiki Corporation 1997 Stock Incentive Plan, the Tegic Communications, Inc. 1988 Director Stock Option Plan, the Option Assumption Agreement Between AOL Time Warner Inc. and Robert D. Lord, the MapQuest.com, Inc. 1999 Stock Plan, the MapQuest.com, Inc. 1995 Stock Option Plan, the LocalEyes Corporation 1999 Stock Option Plan, the Quackware, Inc. 1999 Stock Compensation Program, the Qauckware, Inc. Non-Qualified Stock Option Agreements and the Andgit Corporation 1999 Stock Plan of our reports dated February 2, 2000, with respect to the consolidated financial statements, schedule and supplementary information of Time Warner Inc. ("Time Warner") and the consolidated financial statements and schedule of Time Warner Entertainment Company, L.P., included in Time Warner's Annual Report on Form 10-K, as amended, for the year ended December 31, 1999, filed with the Securities and Exchange Commission.

                                                          /s/ Ernst & Young LLP

New York, New York
January 8, 2001